Exhibit 10.12
[***]   Indicates text has been omitted from this Exhibit pursuant to a confidential treatment request and has been filed separately with the Securities and Exchange Commission.
Distribution Agreement
This Agreement, effective as of April 1, 2005 (“Effective Date”), is made by and between Fluidigm Corporation, a corporation of the State of California, having an office at 7100 Shoreline Court, South San Francisco CA 94080, United States of America (“FC”), and Eppendorf AG, a German corporation, having its headquarter at Barkhausenweg 1, D-22339 Hamburg, Germany (“EAG”), each hereinafter referred to as the “Party” or collectively called the “Parties”.
WHEREAS, FC is specialized in development and manufacturing of systems with integrated fluidic circuits for life-science research,
WHEREAS, EAG is a biotechnology company with a broad range of applications and products, mainly in the fields of bio tools, molecular technologies and complementary products,
WHEREAS, the Parties intend to engage in a mutually beneficial relationship concerning new FC applications which include the Eppendorf product Mastercycler personal for thermal control of microfluidic components;
NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants contained herein, the Parties hereto hereby agree as follows:
§ 1	Subject Matter of the Agreement

The object of this Agreement is the development, manufacture and delivery by EAG to FC of a special brand version of Eppendorf Mastercycler personal for the exclusive handling of FC microfluidic chips and licensed for PCR thermocycling practiced in fields of research and development, quality assurance or control, environmental testing, plant diagnostics, identity testing (other than parentage testing for humans) and forensics (“PCR Field”) and hereinafter referred to as “Product” - in accordance with the description of Product (Enclosure 1). EAG grants FC the right to commercially use, market, import, offer to sell, sell and/or distribute (including through one or more tiers of sub-distributors) the “Product” under the EAG label as an “Authorized Thermal Cycler” on a worldwide basis.

The use, marketing, distribution and/or selling of the Product (i) for PCR thermocycling outside the PCR Field as defined above and/or (ii) for real time PCR thermocycling as covered by United States Patent No. 6,814,934 (the “Higuchi Patent”) is not authorized under this Agreement, whereas EAG does not restrict FC to use, market, distribute and sell the Product in all other fields of use outside the PCR thermocycling. It is the duty of FC to determine the freedom to operate the Product in such cases and not to infringe third party patents. The Parties acknowledge that FC acts as a distributor of the Product (including without limitation [***].

§ 2	Up-front payment

Up-front payment of FC for EAG R&D of the Product is EURO [***] and it is due as follows:

EURO [***] already received ([***] USD)

EURO [***] already received

EURO [***] due in July 2005 against separate invoice.

The up-front payment for R&D further includes manufacturing of [ * * * ]. One of these units will remain in its final serial execution in EAG’s engineering as a basic reference unit. One unit will be a life unit in EAG’s R&D used for measuring, testing, modification evaluation, etc. One licensed unit will be for FC for acceptance and release of serial production. It will also serve as a reference unit for Fluidigm.

§ 3	Execution and Delivery

Delivery of PRODUCT by EAG will be to a worldwide maximum of three (3) addresses, which are detailed below.

1- Fluidigm Corporation 7100 Shoreline Court South San Francisco, CA 94080

United States of America

2- Fluidigm KK Attn: Takeshi Iwabuchi Ginza TK Building 5F 1-1-7 Shintomi Chuo-ku, Tokyo 104-0041

Japan

3- Fluidigm Europe, BV Attn: Anja Wienecke Flughafenstrasse 52a, Haus C D-22335 Hamburg

Germany

FC shall order the Product in a purchase order (“Purchase Order”) and EAG shall confirm each order in writing, by e-mail or fax within 14 calendar days, provided that EAG must accept all Purchase Orders that fall within FC’s forecast specified in Section 6 below. Each order shall identify the quantity of Products being ordered and the required delivery date and delivery address. Deliveries shall be within 6 weeks after the effective date of the order (or such longer period as may be specified in FC’s order), unless a later date was previously agreed by the Parties in writing.

EAG is permitted to make partial deliveries and no penalty for minimum delivery will be applied in this case. EAG agrees to notify FC promptly of any factor, occurrence or event coming to its attention that may impact EAG’s ability to meet any deliveries or other requirements set forth in this Agreement, particularly that may cause a material delay in delivery of Products, including any loss or reassignment of key employees, threat of strike or major equipment failure.

The Products manufactured and delivered by EAG will be inspected and tested, as required, by FC within forty-five (45) days of receipt (the “Acceptance Period”). If during the Acceptance Period any Products are found to be not new, defective in material or workmanship and/or fail to meet the specifications set forth in Enclosure 1 below, Reclaimed Products will be repaired or replaced, as outlined in Section 11 hereafter.

§ 4	Minimum Quantity and Minimum Delivery Lot

Subject to the terms and conditions of this Agreement, FC shall order, and subject to timely delivery of conforming units, will buy and take delivery of a total of [ * * * ]. The orders for the following minimum number of Products per calendar year are to be purchased by FC in good time to allow delivery before the end of the specified calendar year:

[ * * * ]

[ * * * ]

[ * * * ]

[ * * * ]

[ * * * ]

Minimum delivery lot per single order is [ * * * ]. In the event FC orders deliveries with fewer than [ * * * ] per delivery lot, each such delivery lot will be regularly invoiced plus a lump sum penalty of [ * * * ] per delivery lot.

EAG’s sole remedy for FC’s failure to meet the minimum purchase requirements as set forth in this Section 4 shall be as follows: Should the ordered number of units be less than [ * * * ] of the above minimum number for each of [ * * * ], then EAG shall have the right to terminate this Agreement on written notice to FC within [ * * * ] after the end of [ * * * ].

§ 5	Forecast

A revolving [ * * * ] forecast will be given from FC to EAG. The forecast covers [ * * * ] and will be given [ * * * ] before the [ * * * ] forecast period begins. It will be submitted on the appropriate form Enclosure 3 or a similar form.

The forecasted unit orders for the next [ * * * ] represent a firm order to be delivered in that [ * * * ]. The corresponding written order is to be enclosed with the forecast.

The figure forecasted for [ * * * ], may vary by [ * * * ] before used in next regular forecast as firm order.

The figure forecasted for [ * * * ], may vary by [ * * * ] before used in next regular forecast as figure for [ * * * ].

The figure forecasted for the [ * * * ], is considered [ * * * ]

The forecast is used by EAG to control the production of the Product and EAG agrees to delivery within [ * * * ] weeks of receiving FC’s order (or such longer period as may be specified in FC’s order).

§ 6	Conditions of Prices, Packaging and Payment

The prices are to be understood exclusive of VAT/sales tax, administrative or other fees, deductions, customs charges, transport and insurance. The prices are including solid cardboard packing and vary in accordance with the staggered price list (Enclosure 2).

Price conditions: net, for delivery EXW Hamburg (Incoterms 2000).

Export packing:	Product in cardboard box on a pallet suitable for airfreight, transportation by truck or by sea freight in an LCL container.

Payment:	net in EUROS by check or wire transfer, within 30 days from date of invoice.

Place of Delivery: EXW EAG warehouse (Incoterms 2000).

§ 7	Staggered Prices

The Product price depends on the effectively delivered quantity within a calendar year. The valid prices are shown in the staggered price list (Enclosure 2).

The first units to be delivered in each calendar year are invoiced at a unit price as per staggered price list for the number of units to be delivered. Each additional set of units to be delivered later within the same calendar year will be invoiced at an actual staggered unit price (“ASUP”) resulting from the staggered price list for the sum of all units actually delivered in the respective calendar year.

ASUP will also be applied for all units having been delivered and invoiced earlier in that calendar year. For this purpose, each invoice for new orders within a calendar year will be accompanied by a credit note for the difference between previously invoiced prices and ASUP, if applicable.

§ 8	Price Adjustment to Cost Situation

Prices of Staggered Price List can be reviewed and adjusted once annually, beginning as of January 1, 2007. Thereafter, EAG is entitled to change prices if justified by a change in costs pertaining to the manufacture of the Product. Changes in price must be announced at least 3 months before the price change becomes effective.

Annual changes in price may not exceed the changes contained in the index published by the German Federal Office of Statistics (GFOS) as part of the specialist series 17, sub-series II, “Prices and price indices for commercial products (manufacturing prices)” under no. 33205 of the GP systematic “Instrument, apparatus and devices for certain chemical and physical measuring or examinations”. The index multiplier is the change of the annual mean value, published each year by the GFOS.

§ 9	Documentation

FC shall be entitled to receive from EAG software files of user documentation in EAG’s standard form, to enable FC to modify such software for its applications. After return of modified files to EAG, EAG will ensure that the modified documentation is included with the Product.

FC shall also receive software files of technical illustrations, test instructions, parts lists, etc., which pertain to the Product. The copyright remains with EAG, but is hereby licensed to FC in accordance with FC’s distribution and other specified rights under this Agreement. FC shall use the documentation exclusively with respect to this Agreement.

Any Product supplied will be accompanied by a certificate as shown in Enclosure 4 (which Enclosure shall be updated from time to time to accurately reflect the then current situation). Any related marketing material produced by FC needs to show in prominent position the disclaimer as given in Enclosure 5 (which Enclosure shall be updated from time to time to accurately reflect the then current situation).

§ 10	Modifications

Applications for modifications to the Product must be made in writing to FC and the modifications must be authorized in writing by FC. Modifications carried out without prior written confirmation from FC are not permissible. FC shall not unreasonably withhold agreement to any reasonable proposal made by EAG for Product modifications.

Should FC make a written request for modifications to the Product, it is in EAG’s discretion to effect these modifications, provided that EAG shall not unreasonably withhold agreement to any reasonable proposal made by FC for product modification. All pre-approved costs related to the modifications requested by FC will be covered by FC. EAG is not obliged to carry out modifications to Products which have already been manufactured or delivered.

§ 11	Warranty

EAG warrants to [***]. This includes [***] under all patent or contract rights controlled by [***] and/or [***] as defined in [***]. EAG is not aware of any third party patent rights that the sale or use of the Products may be infringing in view of the licenses granted hereunder.

EAG represents and warrants [***].

EAG shall have discretion as to [***]. This warranty does not cover [***].

FC will report all warranty and replaced service parts via [***] (as specified in Section 15 below) reporting to EAG.

Deliveries to EAG of [***] shall be made at FC expenses. Replacement deliveries [***] shall be made at [***] expense.

§ 12	Liability

12.1 IN NO EVENT WILL EITHER PARTY’S LIABILITY ARISING OUT OF THIS AGREEMENT EXCEED THE GREATER OF (a) [***] OR (b) [***]. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, OR INCIDENTAL DAMAGES, HOWEVER CAUSED, ON ANY THEORY OF LIABILITY AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, ARISING OUT OF THIS AGREEMENT.

12.2 The limitations of Section 12.1, however, shall not apply to (i) [***] (ii) [***] or (iii) [***]

§ 13	No Compete Clause

FC shall refrain from manufacturing and/or selling products, in standalone form, of another make that are identical or similar to the Product. FC shall also abstain in every other respect from any direct or indirect competition for the Product, for sale in standalone form, with EAG, including by means of trusts or third parties, legal and commercial entities or private individuals; this includes any entity that is controlled by or controls FC including those, which are acquired at a later date or granted a controlling influence.

In particular FC shall not, directly or indirectly, act as distributor, dealer, commission merchant or commercial agent for a third party with regard to identical or similar products for sale in standalone form. Exceptions require the prior written consent of EAG. FC at the date hereof, is not preparing and not engaged in the production or distribution of other similar items to the Products.

Notwithstanding the foregoing in this Section 13, in the case of EAG’s sustained inability to supply for reasons other than Force Majeure, as specified in Section 14, both Parties will co-operate in good faith to resolve the difficulty to both Parties’ satisfaction, or if unable to so resolve the difficulty, to use the documentation and convey rights (only to the extent EAG is so able) necessary for production to enable FC or third party to make or have made the Product involved. It is the duty of FC to determine the freedom to operate in such cases and especially not to infringe ABI’s IP rights.

EAG agrees not to sell or otherwise provide the Product (or any identical or similar product that has been specifically adapted to receive FC microfluidic chips) to any person or entity other than FC, during and two (2) years after the term of this Agreement.

§ 14	Force Majeure

No failure or omission by the Parties hereto in the performance of any obligation of this Agreement shall be deemed a breach of this Agreement or create any liability if the same shall arise from any cause or causes beyond the control of the Parties, including but not limited to the following: act of God; acts of omissions of any government; any rules, regulations or orders issued by any governmental authority or by any officer, department, agency or instrumentality thereof; fire; storm; flood; earthquake; accident; war; rebellion; insurrection; riot, strikes and lockouts; and invasion; and provided that such failure or omission resulting from one of the above causes is cured as soon as practicable after the occurrence of one or more of the above-mentioned causes.

This applies only if the disabled Party informs the other Party as soon as possible about the extent and the grounds of the disabling cause or causes.

Should the disabling circumstance(s) last longer than three (3) months, the other Party can terminate the Agreement without a period of notice and/or proceed in accordance with Section 13 Para. 3.

§ 15	Service, Spare Parts

FC is responsible for the service of the Products. FC may delegate service responsibility to its distribution partners. EAG will support service by training of the trainers of FC as per Section 16 below.

FC will purchase and keep on stock a sufficient number of spare parts to fulfill service needs. FC agrees to order minimum spare parts value of [***] - per spare parts shipment.

§ 16	Training of Service Trainers

Not later than the date of signature of this Agreement FC shall supply EAG with the names of up to three key service managers of FC with defined responsibilities for a training as service trainers. They will each receive a training course by EAG of the technical service for the Product in a way which enables them to commence service training themselves to service engineers of FC or to service engineers of international distribution partners of FC.

EAG shall provide this training course regarding the Product and regarding reporting system via [***] for such key service personnel of FC in Hamburg, Germany. EAG shall bear the cost of training, lodging and lunch within EAG’s facilities. Other expenses, traveling fees and salary shall be borne by FC. Should a trained key service person leave FC then FC shall bear all costs for the renewed training of a successor.

Any training which may be requested by FC in addition to the aforesaid provision shall be at the expense of FC.

§ 17	Confidentiality - Publicity

17.1 A Confidential Disclosure Agreement (“CDA”) has been signed by the Parties in Sept. 2004 (Enclosure 6). For purposes of this Agreement, the “Purpose” in the CDA shall include the performance of obligations and the exercise of rights pursuant to this Agreement. Additionally terms of this Agreement are confidential as set forth in Section 17.3. Information about this Agreement shall be released only after mutual agreement of the Parties, except as set forth in Section 17.3.

17.2 With respect to FC’s distribution of any written information to third parties, including but not limited to advertising, brochures, catalogs, promotional and sales material, and public relations material, EAG shall only have the right to prescribe changes regarding references to, or descriptions of: Applied Biosystems, PCR, the amplification patent rights, the amplification system patent rights, the PCR instrument patents, PCR licenses or authorizations, or this Agreement. FC agrees to comply provided that such prescriptions are reasonable in nature and documented by EAG as appropriate for accuracy.

17.3 Except as provided in Enclosure 5 and Section17.2, each Party shall, to the extent reasonably practicable, maintain the confidentiality of the provisions of this Agreement in accordance with the CDA and shall refrain from disclosing the terms of this Agreement without prior written consent of the other Party, except (i) to the extent either Party concludes in good faith that such disclosure is required by any court or other governmental body or is otherwise required under applicable law or regulation, in which case the other Party shall be notified in advance; (ii)to legal counsel of the Parties; (iii) in connection with the requirements of a public offering or securities filing; (iv) in confidence, to accountants, banks, and financing sources and their advisors; (v) in confidence, in connection with the enforcement of this Agreement or rights under this Agreement; or (vi) in confidence, in connection with a merger or acquisition or proposed merger or acquisition, or the like.

§ 18	Compliance and Quality

It shall be the duty of each Party to comply fully with all applicable laws, regulations and ordinances and to obtain and keep in effect licenses, permits and other governmental approvals (federal, state or local) necessary or appropriate to carry on activities hereunder.

§ 19	Assignment

This Agreement shall not be assigned by either Party except in any assignment or transfer of all or substantially all of such Party’s business related to this Agreement.

§ 20	Duration of Agreement, Termination of Agreement with Good Reason

20.1 This Agreement is valid as of Effective Date and will continue for a minimum of five (5) calendar years after Effective Date provided terms and conditions are met by both Parties. After five years from Effective Date, this Agreement may be terminated with a period of written notice of not less than six months.

20.2 The duration of Agreement automatically extends for another calendar year if not cancelled by FC at least [***] before the end of minimum duration date or at least [***] before the end of any Agreement extension period. Provided that FC meets or exceeds unit forecasts, EAG will give FC at least [***] notice of termination before the end of the minimum duration date or any Agreement extension period.

20.3 Either Party can terminate the Agreement with good reason especially in the event of the other Party not fulfilling one or more of its material contractual obligations and then not rectifying this situation within sixty (60) days of receipt of a written warning to this effect. Timely delivery of conforming Product units shall - amongst others – be deemed to be a material contractual obligation.

20.4 Each Party may also terminate this Agreement with immediate effect and with no liability for compensation in the event of the other Party becoming insolvent or filing for bankruptcy.

20.5 Should EAG terminate the Agreement with the reason of not having received orders for at least the agreed minimum number minus 25% as of Section 4, FC has the right to place, and EAG shall accept and fulfill, one final order for delivery within the commencing period of termination.

20.6 FC shall be entitled to terminate this Agreement for its convenience on at least sixty (60) days prior written notice to EAG, provided that no such termination shall be effective prior to the second anniversary of the Effective Date.

20.7 At the time of termination of this Agreement, FC will buy all Products still on stock, provided the stock is resulting from FC’s forecast (Enclosure 3)

20.8 The Parties’ rights and obligations pursuant to the following sections shall survive termination or expiration of this Agreement: Sections 1, 11, 12, 17, 18, 19, 21, 22, and 23. FC shall be entitled to distribute all Products purchased from EAG. All payment obligations of FC under this Agreement shall survive termination or expiration.

§ 21	Court of Jurisdiction and Applicable Law

21.1 This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, U.S.A. without reference to conflict of laws principles.

21.2 All disputes arising out of this Agreement shall be finally settled by final and binding arbitration in New York, New York before, and under the then current commercial arbitration rules of, the International Chamber of Commerce, subject to the additional limitations set forth herein. The arbitration shall be conducted by a single arbitrator appointed in accordance with such rules. No discovery (e.g., document production; depositions) will be permitted. The arbitration shall be conducted in the English language, and all documentary evidence shall be presented in English; documentary evidence not originally in English shall be presented both in the original language and in English translation. The Parties agree that the decision of the arbitrator shall be final and binding. The arbitration shall take no more than one day, and each Party shall have a total of up to four (4) hours to present/rebut its case on that day, with the arbitrator announcing the decision at the end of such presentations/rebuttals. Judgment on any decision made by the arbitrator may be entered and enforced in any court of competent jurisdiction. All fees and charges by the International Chamber of Commerce shall be shared equally by the Parties unless otherwise specified by the arbitrator; each Party shall be responsible for the payment of all fees and expenses connected with the presentation of its respective case, provided that the arbitrator may in his/her discretion award to the prevailing Party the costs and expenses incurred by the prevailing Party in connection with the arbitration proceeding. The arbitration shall be confidential.

§ 22	Indemnification

22.1 EAG holds limited license rights under [***].

22.2 EAG shall defend FC or assist FC at its own discretion in defending FC against any claim or action, with the exemption of i) claims based on the [***] ii) the [***] and iii) [***] for: (a) [***] (b) [***] or (c) [***]

22.3 FC shall reasonably cooperate in EAG’s defense of any such claim or action, and FC shall not engage in any actions or communications that negatively affect EAGs defense or settlement of the claim or action. [***]

22.4 (w) FC agrees [***] (a) [***] (b) [***] or (c) [***] with respect to the Products.
     (x) FC shall pay [***] under (a), (b), or (c) of Section 22.2(w) above.
     (y) As a condition of FC’s liability and obligations under this Section 22.2, however, (i) [***] (ii) except as set forth hereinbelow, FC shall [***]

[***]. In no event shall [***].
Notwithstanding the foregoing, [***].
     (z) Notwithstanding the foregoing, FC shall have no liability or obligation with respect to any claim or action resulting from an actual or alleged breach by EAG of the first paragraph of Section 11.
22.3 EAG represents and warrants that [***].

§ 23	Final Clauses

23.1 This Agreement contains the entire and only agreement between the Parties and supersedes and cancels all prior written and/or oral agreements, undertakings and negotiations between the Parties with respect to the subject matter hereof.

23.2 No amendments, changes, modifications or alterations of the terms and conditions of this Agreement shall be binding upon either Party unless in writing and signed by both Parties. Any waiver of this provision shall be made in each specific case in writing. Documents transmitted by fax are considered to be in writing.

23.3 Each Party represents and warrants that it has full power and authority to enter into this Agreement and to take all actions required by this Agreement and that each Party’s obligations under the Agreement do not conflict with its obligations under any other agreement to which EAG or FC is a party.

23.4 The headlines are for orientation purposes only and do not form part of the Agreement.

23.5 Should any provision of this Agreement be invalid or unenforceable or should the Agreement contain an omission, the remaining provisions shall be valid. In the place of an invalid provision, a valid provision is presumed to be agreed upon by the Parties, which comes economically closest to the one actually agreed upon; the same shall apply in the case of an omission.

23.6 The Parties shall endeavor to settle amicably any disputes which result from the execution of this Agreement.

§ 24	Enclosures

The enclosures are integral part of the Agreement.
Enclosure 1      Description of Product
Enclosure 2       [***]
Enclosure 3      Forecast Form
Enclosure 4       [***]
Enclosure 5       Disclaimer
Enclosure 6       Confidential Disclosure Agreement
Enclosure 7       [***]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

South San Francisco, the	17 August 2005
Fluidigm Corporation
President / CEO

/s/ Gajus V. Worthington Gajus V. Worthington

Hamburg, the 4 Aug. 2005 Eppendorf AG

/s/ Heinz Gerhard Koehn, Ph. D. Heinz Gerhard Koehn, Ph. D.	/s/ Michael Schroeder, Ph. D. Michael Schroeder, Ph. D.
Board Member, Technology	Board Member, Marketing and Sales

Enclosure 1 Page 1
Description of Product and Specifications
[***]

Enclosure 1 Page 2
[***]

Enclosure 1 Page 3
[***]

Enclosure 1 Page 4
[***]

Enclosure 1 Page 5
[***]

To page 13: sub-page 3 of 8

Enclosure 1 Page 6
[***]

To page 13: sub-page 4 of 8

Enclosure 1 Page 7
[***]
[***]

To page 13: sub-page 5 of 8

Enclosure 1 Page 8
[***]
[***]

To page 13: sub-page 6 of 8

Enclosure 1 Page 9

[***]

[***]

To page 13: Sub-page 7 of 8

Enclosure 1 Page 10

[***]

[***]

To page 13: Sub-page 8 of 8

Enclosure 2
Staggered price list
Prices per number of products to be delivered within one Agreement Year

[***] and more units/a	price per unit	Euro	[***]
[***] and more units/a	price per unit	Euro	[***]
[***] and more units/a	price per unit	Euro	[***]
[***] and more units/a	price per unit	Euro	[***]
[***] and more units/a	price per unit	Euro	[***]
[***] and more units/a	price per unit	Euro	[***]
[***] and more units/a	price per unit	Euro	[***]
[***] and more units/a	price per unit	Euro	[***]
License condition of prices:
Prices include the newly reduced up-front-fee-component of PCR license (fixed license portion) as pre-announced by EAG’s licensor. Possible reductions (or elimination) of this license fee by the PCR licensor shall result in reductions.
The prices include PCR license, neglecting a price value for a device providing vacuum. Should PCR license also be requested for a vacuum providing device by the licensor, the requested license has to be borne by FC and above staggered prices will be revised correspondingly.
The prices include PCR license for the Product calculated on basis of Enclosure 1, (Description of Product) with the chuck supplied and invoiced to EAG as specified. Should the licensor request another price value for the chuck for the calculation of the PCR license, the requested license has to be borne by FC and above staggered prices will be revised accordingly.

Enclosure 3
Forecast Form
Special brand version of Eppendorf Mastercycler personal — Quarterly Forecast
Forecast period (12 Months), revolving quarterly:
[***]
Confirmation:
Number of units forecasted above for delivery in 1. Quarter herewith are firmly ordered. The definitive composition of individual delivery lots and the delivery address for each lot must be conveyed to EAG with [6 weeks] notice.
Place / Date:
Fluidigm Corporation

(Signature)
Our production planning is controlled by forecast instruments. For this purpose the above forecast system is used. Please return the completed form before the middle of running quarter, to ensure punctual delivery for the next quarter.
The form contains an overview about the coming [***]. The figures for the [***]. The figure for the following [***] with the following forecast as indicated. The figure for the [***].
Eppendorf AG

Enclosure 4 Page 1
Authorization Notice
[ * * * ]

Enclosure 4 Page 2
4.1	EAG will affix permanently and prominently to each Authorized Thermal Cycler the designation “Authorized Thermal Cycler”, its Serial Number and a direction to consult the user’s manual for the license information.

4.2	FC agrees to instruct the ultimate purchaser that transfer of the thermal cycler without the Serial Number or the Notice shall automatically terminate the authorization granted by this Agreement and the thermal cycler shall cease to be an Authorized Thermal Cycler.

Enclosure 5
Disclaimer
Wording of the Disclaimer
Practice of the patented polymerase chain reaction (PCR) process requires a license. The Mastercycler is an Authorized Thermal Cycler and may be used with PCR licenses available from Applied Biosystems. Its use with Authorized Reagents also provides a limited PCR license in accordance with the label rights accompanying such reagents.

Enclosure 6
Confidential Disclosure Agreement
Confidential Disclosure Agreement
This Agreement, effective as of 11 August 2004 (“Effective Date”), is made by and between Fluidigm Corporation a corporation of the State of California, having an office at 7100 Shoreline Court, South San Francisco, CA 94080. United States of America (“FLUIDIGM”), and Eppendort AG, a German corporation, having its headquarters at Barkhausenweg 1. D-22339 Hamburg. Germany (“EAG”), each hereinafter also referred to as the “Party” or collectively called the “Parties”.
WHEREAS, FLUIDIGM is specialised in development and manufacturing of systems with integrated fluid c circuits for life-science research with a concentration on protein structure determination.
WHEREAS, EAG is a leading biotechnology company with a broad range of applications and products, mainly in the fields of biotools, molecular technologies and complementary products.
WHEREAS, the Parties intend to engage in discussions concerning a co-operation for a new FLUIDIGM application which possibly may include components of the EAG product Mastercycler ep 18.Aug.04 (“Purpose”).
NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants contained herein the Parties hereto hereby agree as follows.
Confidential information (“Information“), as used herein, shall mean any and all information, know-how, data and experience in whatever form, be it verbally, in writing, in drawing, samples, displays, in software, on tapes, hard disks, diskettes or otherwise furnished by either Party (hereinafter referred to as the “Disclosing Party”) to the other Party (hereinafter referred to as the “Receiving Party”) either directly or indirectly and disclosed to the Receiving Party under this Agreement.
2.	The Receiving Party undertakes to keep confidential any and all information, except
a. Information, which the Receiving Party can establish by competent proof was at the time of disclosure or became after disclosure, part of the public domain by publication, except by breach of the undertakings hereunder by the Receiving Party;
b. Information which the Receiving Party can establish by competent proof was in its possession already at the time of disclosure, and which was not acquired, directly or indirectly, from the Disclosing Party, and information which the Receiving Party can establish by competent proof was later received from a third party, provided, however, that such information was not obtained by said third party directly or indirectly from the Disclosing Party;
c. Information which the Receiving Party can establish by competent proof was independently developed by the Receiving Party without use of the Confidential Informal on of the Disclosing Party; or
d. Information which was required to be disclosed by law or court or governmental order;
3.	The Receiving Party undertakes to use any and all information only for the Purpose agreed upon in writing with the Disclosing Party, and will not, directly or indirectly, exploit or otherwise use information for any other purpose, unless and until the Disclosing Party from case to case explicitly accepts in writing prior to the proposed use of information for such other purpose.

4.	The Receiving Party undertakes only to disclose Information to those employees who need to make use of Information in order to carry out agreed upon work for the Purpose, and guarantees that every such employee is aware of and will respect the confidentiality of Information.

5.	The Receiving Party agrees that its affiliates will treat Information as if they were themselves a Party to this Agreement. Affiliate in this Agreement means any and all company or individual related to the Receiving Party, whether the relationship be that of employment or ownership or other, including any company or organization owning, owned by or under common control with the Receiving Party.

6.	Within thirty (30) days after the Disclosing Party’s request, the Receiving Party shall return to the Disclosing Party all Information, including all copies thereof, unless another agreement covering the use of Information has been made between the Parties.

7.	Nothing herein and nothing said or written in connection with the disclosure of Information constitutes a promise or an undertaking to enter into further cooperation between the Parties.

8.	The Parties further agree that the furnishing of Information under this Agreement shall not constitute any grant or license of any rights now or hereafter held by the Parties.

9.	All obligations of the Parties with respect to the confidential information disclosed under this Agreement shall cease five (5) years from the Effective Date.

This Agreement shall be construed in accordance with and governed by substantive German law. The place of jurisdiction is the place of business of the defendant.
IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

FLUIDIGM	EAG

/s/ Gajus Worthington	/s/ Dr. Heinz G. Kohn	/s/ Ernst Tennstedt
Gajus Worthington	Dr. Heinz G. Kohn	Ernst Tennstedt
Chief Executive Officer	Board Member	Head of Legal
	Technology	Department

Date:	Date: 20.8.2004

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